BG Staffing, Inc. Announces Q2
and Six-Months 2019 Financial Results
Record Revenues, Gross Profit and Gross Profit Percentage

PLANO, Texas – (August 7, 2019) – BG Staffing, Inc. (NYSE American: BGSF), a growing national provider of professional temporary staffing services, today reported record financial results for its second quarter and six months ended June 30, 2019.

Quarter Two 2019 Results

	2019	2018	Change	% Change
	(amounts in thousands, except per-share amounts)
Revenues	$73,858	$70,945	$2,913	4.1%
Gross profit	$20,863	$19,192	$1,671	8.7%
Gross profit percentage	28.2%	27.1%	1.1%	4.1%
Net income	$3,802	$5,170	$(1,368)	(26.5)%
Net income per diluted share	$0.37	$0.54	$(0.17)	(31.5)%
Weighted average diluted shares	10,362	9,539	823	8.6%
Adjusted EPS (1)	$0.44	$0.46	$(0.02)	(4.3)%
Adjusted EBITDA (1)	$6,848	$6,979	$(131)	(1.9)%
Adjusted EBITDA percentage (2)	9.3%	9.8%	(0.5)%	(5.1)%

Six-Month Ended 2019 Results

	2019	2018	Change	% Change
	(amounts in thousands, except per-share amounts)
Revenues	$142,634	$137,801	$4,833	3.5%
Gross profit	$39,302	$36,502	$2,800	7.7%
Gross profit percentage	27.6%	26.5%	1.1%	4.2%
Net income	$6,298	$7,635	$(1,337)	(17.5)%
Net income per diluted share	$0.61	$0.82	$(0.21)	(25.6)%
Weighted average diluted shares	10,380	9,301	1,079	11.6%
Adjusted EPS (1)	$0.75	$0.83	$(0.08)	(9.6)%
Adjusted EBITDA (1)	$12,008	$12,446	$(438)	(3.5)%
Adjusted EBITDA percentage (2)	8.4%	9.0%	(0.6)%	(6.7)%

Beth A. Garvey, President and CEO, stated, "We are pleased with our solid operating performance during the second quarter and six months just ended. Our growth has been driven by persistent tight labor markets resulting in heightened demand for our professional staffing services. We are making operational and strategic progress and continue to invest in technology in every stage of our delivery model, as this remains core to everything we do today and in the future.”

Garvey added, “Comparative net income and earnings per share were impacted due to the Q2 2018 recognition of a contingent consideration gain and the positive tax impact of the option cancellation agreement.”

(1) Non-GAAP financial measure. See reconciliation at end for details.
(2) Adjusted EBITDA as a percentage of revenue.

Conference Call
The Participant Dial-In Number for the conference call is 1-631-891-4304. Participants should dial in to the call at least five minutes before 1:30pm PT (4:30pm ET) on August 7, 2019. The call can also be accessed "live" online at http://public.viavid.com/index.php?id=135060.  A replay of the recorded call will be available for 90 days on the Company's website (http://bgstaffing.investorroom.com/). You can also listen to a replay of the call by dialing 1-844-512-2921 (international participants dial 1-412-317-6671) starting August 7, 2019, at 7:30pm ET through August 14, 2019 at 11:59 pm ET. Please use PIN Number 10007091.

About BG Staffing, Inc.
Headquartered in Plano, Texas, BG Staffing provides staffing services to a variety of industries through its various divisions. BG Staffing is primarily a professional temporary staffing platform that has integrated several regional and national brands achieving scalable growth. The Company was ranked by Staffing Industry Analysts as the 64th largest U.S. staffing company in the 2019 update and the 45th largest IT staffing firm in 2018. The Company’s disciplined acquisition philosophy, which builds value through both financial growth and the retention of unique and dedicated talent within BG Staffing’s portfolio of companies, has resulted in a seasoned management team with strong tenure and the ability to offer exceptional service to our field talent and client partners while building value for investors. For more information on the Company and its services, please visit its website at www.bgstaffing.com.

Forward-Looking Statements
The forward-looking statements in this press release are made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including those listed in Item 1A of the Company’s Annual Report on Form 10-K and in the Company’s other filings and reports with the Securities and Exchange Commission. All of the risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this press release, the words “believes,” “plans,” “expects,” “will,” “intends,” “continue,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

CONTACT:
Terri MacInnis, VP of Investor Relations
Bibicoff + MacInnis, Inc.
818.379.8500 terri@bibimac.com

BG Staffing, Inc.
Non-GAAP Financial Measures

The financial results of BG Staffing, Inc. are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and the rules of the U.S. Securities and Exchange Commission. To help the readers understand the Company's financial performance, the Company supplements its GAAP financial results with Adjusted EBITDA and Adjusted EPS.

A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of a company. Adjusted EBITDA and Adjusted EPS are not a measurement of financial performance under GAAP and should not be considered as an alternative to net income, net income per diluted share, operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities or measure of our liquidity. We believe that Adjusted EBITDA and Adjusted EPS are useful performance measures and are used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone. In addition, the financial covenants in our credit agreement are based on adjusted EBITDA as defined in the credit agreement.

We define “Adjusted EBITDA” as earnings before interest expense, income taxes, depreciation and amortization expense, non-cash items, and certain items that management does not consider in assessing our on-going operating performance.

Reconciliation of Net Income to Adjusted EBITDA

	Thirteen Weeks Ended		Twenty-six Weeks Ended
	June 30, 2019	July 1, 2018	June 30, 2019	July 1, 2018
	(dollars in thousands)
Net income	$3,802	$5,170	$6,298	$7,635
Interest expense, net	496	742	849	1,613
Income tax expense	1,123	665	1,860	1,364
Depreciation and amortization	1,204	1,258	2,436	2,554
Contingent consideration	—	(1,172)	—	(1,172)
Share-based compensation	187	48	507	115
Transaction fees	36	268	58	337
Adjusted EBITDA	$6,848	$6,979	$12,008	$12,446

We define “Adjusted EPS” as diluted earnings per share eliminating amortization expense of intangible assets from acquisitions, contingent consideration gains or losses, and certain non-recurring events, net of the respective income tax effect.

Reconciliation of Adjusted EPS

	Thirteen Weeks Ended		Twenty-six Weeks Ended
	June 30, 2019	July 1, 2018	June 30, 2019	July 1, 2018

Net income per diluted share	$0.37	$0.54	$0.61	$0.82
Acquisition amortization	0.09	0.11	0.18	0.23
Contingent consideration	—	(0.12)	—	(0.13)
Option cancellation agreement, tax effect	—	(0.07)	—	(0.07)
Income tax expense adjustment	(0.02)	—	(0.04)	(0.02)
Adjusted EPS	$0.44	$0.46	$0.75	$0.83